UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2020
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 18, 2020, Comstock Mining Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, stockholders of the Company were asked to consider and vote upon four proposals: (1) election of the five Board of Directors nominees set forth in the Company's 2020 Proxy Statement, (2) ratification of the appointment of DeCoria, Maichel & Teague P.S. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (4) approval of the Comstock Mining Inc. 2020 Equity Incentive Plan..

As of the record date for the Annual Meeting, September 24, 2020, there were 34,440,766 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 21,771,230 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the annual meeting of stockholders in 2021, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Corrado De Gasperis	7,655,594	1,586,523
Leo M. Drozdoff	8,805,307	436,810
Walter A. Marting, Jr.	8,801,922	440,195
Judd B. Merrill	8,581,351	660,766
William J. Nance	7,521,884	1,720,233

There were 12,529,113 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm.

The appointment of DeCoria, Maichel & Teague P.S., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
21,269,261	192,413	309,556

The proposal to ratify the appointment of DeCoria, Maichel & Teague P.S. was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Advisory vote on executive compensation.

The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
6,824,204	2,099,803	318,110	12,529,113

4. Approval of the Comstock Mining Inc. 2020 Equity Incentive Plan.

    The stockholders approved the Company’s 2020 Equity Incentive Plan by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
7,214,544	1,982,894	44,679	12,529,113

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: November 18, 2020	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer